UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2008

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement; Item 3.03 Material Modification to Rights of Security Holders.

On January 28, 2008, Harrah’s Operating, Inc. (the “Company”) and Harrah’s Entertainment, Inc. (the “Parent”) entered into a supplemental indenture dated as of January 28, 2008 (the “Convertible Notes Supplemental Indenture”) to the indenture dated as of July 28, 2005, by and among the Company, the Parent, and U.S. Bank, National Association (the “Trustee”), pursuant to which the Company’s Floating Rate Contingent Convertible Senior Notes due 2024 (CUSIP No. 127687AA9; CUSIP No. 127687AB7; ISIN No. US127687AA90; ISIN No. US127687AB73) (the “Convertible Notes”) were issued (as amended and supplemented, the “Convertible Notes Indenture”).

The Convertible Notes Supplemental Indenture was entered into in connection with the tender offers and consent solicitations commenced by the Company and the Parent with respect to the Convertible Notes, which was commenced on December 21, 2007, as well as to give effect to the previously announced merger of the Parent with Hamlet Merger Inc. (the “Merger”), which was completed today. The Convertible Notes Supplemental Indenture amends the Convertible Notes Indenture to, among other things, eliminate substantially all of the restrictive covenants and certain events of default and related provisions contained in the Indentures and to give effect to the Merger.

In addition, On January 28, 2008, the terms of the supplemental indentures relating to the Company’s (i) 8.875% Senior Subordinated Notes due 2008 (CUSIP No. 700690AJ9; ISIN No. US700690AJ90) (the “8.875% Notes”); (ii) 7.5% Senior Notes due 2009 (CUSIP No. 413627AE0; ISIN No. US413627AE02) (the “7.5% Notes (1998)”); (iii) 7.5% Senior Notes Due 2009 (CUSIP No. 700690AN0; ISIN No. US700690AN03) (the “7.5% Notes (2001)”) and (iv) 7% Senior Notes due 2013 (CUSIP No. 700690AS9; ISIN No. US700690AS99) (the “7% Notes”) entered into on January 8, 2008, became operative. The terms of these supplemental indentures are described in the Parent’s current report on Form 8-K filed January 9, 2008.

A copy of the Convertible Notes Supplemental Indenture attached hereto as Exhibit 4.1 is incorporated herein by reference.

Item 8.01 Other Events.

On January 28, 2008, the Parent issued a press release announcing (a) the acceptance for payment all of the Company’s outstanding (i) Senior Floating Rate Notes due 2008 (CUSIP No. 413627AR1; ISIN No. US413627AR15), (ii) 8.875% Notes, (iii) 7.5% Senior Notes (1998), (iv) 7.5% Notes (2001), (v) 7% Notes and (vi) Convertible Notes tendered by 8:00 a.m. New York City time, on January 28, 2008; and (b) the execution of the Convertible Notes Supplemental Indenture. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) The exhibits listed below and in the accompanying Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit	Description
4.1	Third Supplemental Indenture, dated as of January 28, 2008, by and among Harrah’s Operating Company, Inc., Harrah’s Entertainment, Inc. and U.S. Bank, National Association, supplementing that certain Indenture, dated as of July 28, 2005, pursuant to which the Floating Rate Contingent convertible Senior Notes due 2024 were issued.

99.1	Press Release, dated January 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: January 28, 2008	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary